THE FIRST CONNECTICUT CAPITAL CORPORATION


                                     Exhibit


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter ended June 30, 2002 (the "Report") by The First Connecticut Capital Corporation (the "Registrant"), each of the undersigned hereby certifies that:

           1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

           2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.



/S/ LAURENCE R. YURDIN                  /S/ DAVID ENGELSON
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Laurence R. Yurdin                      David Engelson
President and Chief Executive Officer   Chief Financial Officer
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